Exhibit 99.1
Corporate Update   James J. Egan   Chief Operating Officer   Stanley G.Miele   President, Sucampo Pharma Americas   Jan Smilek   Chief Financial Officer  January 10, 2011

Forward-Looking Statement Forward-looking statements contained in this presentation are based on  Sucampo’s assumptions and expectations concerning future events. They are  subject to significant business, economic and competitive risks and uncertainties  that could cause actual results to differ materially from those reflected in the  forward-looking stattements. Sucampo’s forward-looking statements could be  affected by numerous foreseeable and unforeseeable events and developments  such as regulatory delays, the failure of clinical trials, the inability to fund drug  development initiatives competitive products and other factors identified in the  development initiatives, competitive products and other factors identified in the  “Risk Factors” section of Sucampo’s Annual Report on Form 10-K and other  periodic reports filed with the Securities and Exchange Commission. While  Sucampo may elect to update these statements at some point in the future  Sucampo specifically disclaim any obligation to do so, whether as a result of new  information, future events or otherwise. In light of the significant uncertainties  inherent in the forward-looking information in this presentation, you are cautioned  not to place undue reliance on these forward-looking statements.

Sucampo: A Biopharmaceutical Company

Rescula®

- FDA approved for lowering intra-ocular pressure (IOP) in glaucoma and ocular hypertension in patients who are intolerant of or insufficiently responsive to other IOP lowering medications
- In-licensed US + Canadian development and marketing rights in April 2009
- Awaiting FDA approval of label-enhancing supplemental NDA (sNDA) to re-launch in U.S.
- Designing trials for additional indications, based on partner's breakthrough clinical results

Amitiza®

- Only FDA approved drug for chronic idiopathic constipation (CIC) in adults
- Only FDA approved drug for irritable bowel syndrome with constipation (IBS-C) in adult women
- Marketing authorization approved (Nov 2009) in Switzerland for CIC indication
- Phase 3 trial in opioid-induced bowel dysfunction (OBD) to initiate late 2010
- U.S + Canadian commercial rights held by Takeda, commercial rights in Japan held by Abbott

A deep pipeline leveraging prostone technology, expertise

- Cobiprostone for prevention of NSAID-induced gastric ulcers in Phase 2
- SPI-017 for peripheral arterial disease going into Phase 2
- Additional prostones in preclinical development, such as SPI-3608

Strong financial position

- $110.7 million in cash and investments as of Sept. 30, 2010

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Update: Sucampo Acquires Prostone Patent-Holding Company

- Sucampo Pharmaceuticals, Inc. (SPI) acquired Sucampo AG (SAG), a patent-holding company, in December 2010, from SPI's co-founders
- Secures control and ownership of the patents and other intellectual property underlying SPI's current and future prostone products including Amitiza, cobiprostone, SPI-017, SPI-3608 and other compounds
- Advances SPI towards goal of becoming a fully integrated biopharma
- Eliminates future royalty and milestone payments to SAG from future sales and development milestone payments from current and future products as well as mandatory funding requirements of early-stage compounds in order to maintain rights
- Terms: Upfront payment of $28.1 million, and 7-year subordinated, unsecured promissory note of $51.9 million. Potential earn-out: if SPI receives any cash in connection with current arbitration against Takeda, SAG holders will receive 15%, up to a maximum of $40 million

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Rescula:A Differentiated Ophthalmic Drug Rescula: A unique mechanism of action     Rescula activates Maxi K channels in neurons and contractile cells Rescula activates Maxi K channels in neurons and contractile cells     Lowers IOP by increased outflow of aqueous humor through trabecular  meshwork and uveoscleral pathway    Increases both retinal and choroidal components of ocular blood flow to Increases both retinal and choroidal components of ocular blood flow to  optic nerve     Maintains visual field in glaucoma patients; inhibits apoptosis of retinal  neurons and ischemia-induced degeneration of optic nerve fibers in non- neurons and ischemia induced degeneration of optic nerve fibers in non  clinical studies   Leads to future opportunities in retinal diseases  Leads to future opportunities in retinal diseases     Dry Age-related Macular Edema (dry AMD)    Diabetic Macular Edema (DME)    Retinitis Pigmentosa (RP)

Rescula: Phase 2 Clinical Trial Design – Retinitis Pigmentosa Design of Phase 2 Trial     A multi-center, randomized, double-blind, three parallel group, placebo- controlled trial conducted by R-Tech Ueno (RTU) at 6 Japanese sites    Enrolled 112 mid-to late-stage Retinitis Pigmentosa (RP) patients with visual  acuity of 0 5 or more in a narrow visual field acuity of 0.5 or more in a narrow visual field     Patients received either one or two drops of active drug or placebo twice a day  for 24 weeks     Primary endpoint: change from baseline in the mean retinal sensitivity of the Primary endpoint: change from baseline in the mean retinal sensitivity of the  central 2-degrees of the ocular fundus as measured with an MP-1  microperimeter     Secondary end points included  –  Change in retina sensitivity measured by Humphrey perimeter (10-2)  –  Visual acuity  –  Contrast sensitivity  –  Health-related Quality of Life (measured by VFQ-25)

Rescula:Results of Phase 2 Clinica lTrial* Rescula met primary endpoint (change from baseline in retinal sensitivity, as  measured byy MP-1)) with statistically significant,, dose-dependent improvement in  visual function in the high dose group vs. placebo group  – No severe adverse effects  – Sub-analysis showed these changes from baseline in retinal sensitivity of more  than 4dB:  Increased Decreased  sensitivity Placebo 15.2% 21.2%  Low dose 7.9% 15.8%  High dose 18.4% 2.6%   – Secondary endpoint, changes in retinal sensitivity from baseline to Week 24,  as measured by Humphrey perimeter, met with statistical significance in high  dose group compared to placebo dose group compared to placebo   * R-Tech Ueno press releases of June 3, 2010 and July 15, 2010

Rescula: In-Licensed from R-Tech Ueno Sucampo licensed Rescula’s US and Canadian rights from R-Tech Ueno (RTU) in  April 2009 and the right of first refusal to additional indications for which RTU April 2009 and the right of first refusal to additional indications for which RTU  develops Rescula      RTU is responsible for clinical and commercial supply of Rescula to Sucampo    Sucampo paid an upfront payment of $3 million to RTU and is responsible for  additional milestone payments    Sucampo responsible for development, regulatory and commercialization activities  and expenses in the U.S. and Canada

Rescula: Current Status Rescula eye-drops are a prostone-based drug, not a prostaglandin    FDA-approved for lowering of intra-ocular pressure (IOP) in primary open- angle glaucoma (POAG) and ocular hypertension patients who are intolerant of  or are insufficiently responsive to other IOP lowering medications; not currently available in U.S.     Sucampo submitted data developed after Rescula’s FDA approval in 2000 in Sucampo submitted data developed after Rescula s FDA approval in 2000 in  an sNDA (August 2009) and amended sNDA in December 2010     Will complete label discussions with FDA before finalizing US launch plans

Amitiza Answers Unmet Medical Needs Represents a major market opportunity  More than 14 million (CIC and IBS-C) office visits each year in U.S.     Offers proven safety and efficacy for long-term usage  –  Efficacy + tolerability are similar for both genders + across age groups for CIC  –  90% of nausea events diminish after first week of use  –  Competing products recommended for short-term use only     Provides quick and predictable relief of symptoms Provides quick and predictable relief of symptoms   –  Between 57%-63% of CIC patients respond within 24 hours and remain responsive  – IBS-C patients were twice as likely to achieve overall response than those receiving  placebo Differentiated mechanisms of action  – In CIC, Amitiza activates chloride ion channels, promoting fluid secretion  In IBS-C, Amitiza activates chloride ion channels and promotes mucosal barrier protection

Amitiza: Chronic Idiopathic Constipation* Phase 3 pivotal trial design     2 multicenter trials, both randomized, parallel-group, enrolled 479 patients    Administered 24 mcg gel capsule of Amitiza or placebo twice daily    4 week treatment period preceded by 2 week baseline pperiod    Entry criteria: modified Rome II criteria for functional constipation    Primary efficacy endpoint: change from baseline in number of spontaneous  bowel movements ((SBMs)) after 1 week of treatment    Secondary endpoints included:    SBMs at weeks 2, 3 and 4     Percentage of patients with a SBM within 24 hours of first dose  Percentage of patients with a SBM within 24 hours of first dose     Time to first SBM   Barish CF. Dig Dis Sci 2010; 55: 1090-1097   Johanson JF et al Am J Gastroenterol. 2008:103:170-177

Amitiza: Chronic Idiopathic Constipation* Phase 3 Trials Results    Amitiza met the primary endpoint with statistical significance (p<0.0001),  as Amitiza patients experienced statistically significantly greater mean  numbers of SBMs at Week 1 as compared to  placebo patients (5.5 / 5.9 vs. 3.5 / 4.0)  Secondary endpoint results:      In each week of the trials In each week of the trials, Amitiza patients had significantly higher frequency of    Amitiza patients had significantly higher frequency of  SBMs at all weeks except week 2    Significantly higher percentage of Amitiza patients experienced a SBM within 24  hours of first dose as compared to placebo (57-61.3% vs. 32-37%)    Time to first SBM was significantly shorter in Amitiza patients than with placebo  Amitiza approved by FDA for treatment of CIC in adults  with no upper age limit in January 2006 with no upper age limit in January 2006  * Barish CF, et al Dig Dis Sci 2010; 55: 1090-1097 and Johanson JF,  et al Am J Gastroenterol. 2008:103:170-177

Phase 3 Results in CIC: Amitiza* + Zelnorm** Phase 3 Results in CIC: Amitiza* + Zelnorm**  Amitiza    Mean Number of  SBMs/Week  24 mcg bid Placebo  Study 0131 5.69 3.46  Study 0232 5.89 3.99  Zelnorm   Zelnorm    SBMs/Week 2 mg bid 6 mg bid Placebo  Study 2301 1.6 2.0 0.9y  Study 2302 2.0 1.9 1.0  * Barish CF, et al Dig Dis Sci 2010; 55: 1090-1097 **Zelnorm FDA GI Adv Cmte Briefing Document  Johanson JF et al Am J Gastroenterol. 2008:103:170-177

Amitiza: Irritable Bowel Syndrome with Constipation* Design of Amitiza’s two pivotal Phase 3 trials for IBS-C     2 multicenter trials identically designed, randomized, parallel-groups 2 multicenter trials identically designed, randomized, parallel groups     1,171 U.S. patients received 8 mcg Amitiza gel capsule or placebo twice daily    12 week treatment period following a 2 week baseline period    Entry criteria: all patients met Rome II criteria for Constipation-Predominant IBS    To measure relief, patients responded to a weekly question: “How would you rate   your relief of IBS symptoms over the past week compared to how you felt before you  entered the study?”    7-point scale used to rate relief: “significantly relieved,,” “moderately relieved,,” “a little  bit relieved,” “unchanged,” “a little bit worse,” “moderately worse,” “significantly  worse”  Endpoint Primary endpoint was percentage of overall responders in drug and placebo  groups    An overall responder was a monthly responder for at least 2 of the 3 months of  the study  * Drossman DA, Chey WD, Johanson JF et al, Aliment Pharmacol Ther 2009 Feb;29(3):329-41

 Amitiza: Phase 3 IBS-C Overall Responder Rate*Amitiza: Phase 3 IBS-C Overall Responder Rate* Amitiza: Phase 3 IBS-C Overall Responder Rate*Amitiza: Phase 3 IBS-C Overall Responder Rate*  Overall 8mcg bid Placebo p valueOverall  Responders  8 mcg bid Placebo p value  Study ‘431 13.8% 7.8% 0.029  Study ‘432 12.1% 5.7% 0.023  Pooled 13.0% 6.8% 0.001  Amitiza approved by FDA for treatment of IBS-CAmitiza approved by FDA for treatment of IBS C  in adult women in April 2008  *Drossman DA, Chey WD, Johanson JF et al, Aliment Pharmacol Ther  2009 Feb;29(3):329-41

Study 4 mg 12 mg Placebo 4 mg 12 mg Placebo  ‘301 28.8 26.2 20.5 38.8 38.4 30.2  p value 0.056 0.116 0.033 0.033  ‘307 25.5 26.5 28.2 38.3 42.2 37.0  p value 0.703 0.703 0.837 0.284  ‘351 29.4 26.2 22.1 38.9 45.7 33.3  l 0 200 0 370 0 314 0 016  16  Amitiza: Drossman DA et al, Aliment PharmacolTher 2009 Feb;29(3):329-41  Zelnorm: FDA GI AdvCmteBriefing Document  p value 0.200 0.370 0.314 0.016  Study 4 mg 12 mg Placebo 4 mg 12 mg Placebo  ‘301 28.8 26.2 20.5 38.8 38.4 30.2  p value 0.056 0.116 0.033 0.033  ‘307 25.5 26.5 28.2 38.3 42.2 37.0  p value 0.703 0.703 0.837 0.284  ‘351 29.4 26.2 22.1 38.9 45.7 33.3  l 0 200 0 370 0 314 0 016  16  Amitiza: Drossman DA et al, Aliment PharmacolTher 2009 Feb;29(3):329-41  Zelnorm: FDA GI AdvCmteBriefing Document  p value 0.200 0.370 0.314 0.016  IBS-C phase 3 Results: Overall Responders Amitiza* + Zelnorm**  Study 8 mcg bid Placebo Amitiza  ‘431 13.8 7.8 p=0.029  ‘432 12.1 5.7 p=0.023  Original Responder Definition Original Responder Definition Changed Responder Definition   Changed Responder Definition   Zelnorm  Zelnorm

Amitiza: Further Opportunities OBD  DatafromSuccessfulPhase3OBDTrial* Amitiza: Further Opportunities OBD  Data from Successful Phase 3 OBD Trial*DatafromaSuccessfulPhase3OBDTrial*Data from a Successful Phase 3 OBD Trial*  Amitiza: Further Opportunities OBD  DatafromSuccessfulPhase3OBDTrial* Amitiza: Further Opportunities OBD  Data from Successful Phase 3 OBD Trial*DatafromaSuccessfulPhase3OBDTrial*Data from a Successful Phase 3 OBD Trial*  Management of Opioid-induced Bowel Dysfunction in  non-malignant pain (OBD) patients  non malignant pain (OBD) patients     Reported results of Amitiza phase 3 trial (OBD0631) at DDW 2010    Patients taking lubiprostone achieved a statistically significant (p=0.02)  greater increase in the mean number of SBMs per week in 8 of the 12  weeks of the trial as compared to placebo patients    The percentage of patients who achieved a SBM within 24 hours and 48  hours was significantly higher with lubiprostone as compared to placebo  (p=0.0126 at 24 hours,, and p=0.0360 at 48 hours)) (p p     Statistical significance was achieved for the overall change from baseline  in constipation-associated symptom secondary endpoints  * DDW 2010, Abstract #780958

Amitiza: Another phase 3 trial of Amitiza for OBD Initiated*Amitiza: Another phase 3 trial of Amitiza for OBD Initiated* Amitiza: Another phase 3 trial of Amitiza for OBD Initiated*Amitiza: Another phase 3 trial of Amitiza for OBD Initiated*    Sucampo initiated a phase 3 trial of Amitiza for OBD in December 2010    Sucampo and Takeda to share costs 50-50    Phase 3 trial design:    Almost the same protocol as used in the phase 3 trial reported at  DDW 2010DDW 2010, except exclusion of patients on methadone pain therapy    A randomized, placebo-controlled, multi-center trial in the U.S. and  Europe     One 24 mcg gel capsule of lubiprostone or placebo twice each day  One 24-mcg gel capsule of lubiprostone or placebo twice each day     12 week treatment period    Permitted concomitant pain medications include: fentanyl, morphine  and oxycontin   Goal is to enroll 420 patients    Primary endpoint: change from baseline in SBM frequency at Week 8  without reduction in dose of study pain medication    *Sucampo press release, Jan. 7, 2011

Amitiza: Solid Cardiovascular Safety Data*

- No clinically significant QTc prolongation was observed when healthy volunteers were administered lubiprostone at a single 24 or 144 mcg dose
- No clinically significant QTc prolongation was reported when constipated patients were dosed daily for 3 weeks with varying doses of lubiprostone
- These findings indicate that lubiprostone treatment does not increase the risk of TdP associated with QTc prolongation
- Cumulative safety information for lubiprostone administered to patients with chronic constipation or irritable bowel syndrome with constipation are consistent

No serious cardiac adverse events attributable to lubiprostone have been reported to date

* Sprenger C, Copa A, Morganroth J, Panas R, Ueno R. Effect of lubiprostone, a unique agent for the treatment of chronic idiopathic constipation, on clinical electocardiographic results. Gastroenterology 2007; 132(4 Suppl 2): A-3225 [abstract S2136]

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 Key Terms of Agreements with Takeda Takeda shall exert best efforts to commercialize and market Amitiza in the   U.S. and Canada to maximize net sales of Amitiza  Currently covers two indications: CIC in adults and IBS-C in adult women   Takeda holds right of first refusal to additional GI indications in US and Canada Takeda holds right of first refusal to additional GI indications in US and Canada   Takeda records all U.S. sales, Sucampo receives a royalty  Sucampo retains all other rights  Takeda also has rights to Amitiza in Canada, but not yet  launched      Sucampo’s tiered royalty rate: 18% to 26% of annual net sales    Sucampo reimbursed for majority of GI clinical development costs    Sucampo has received a total of $150 million in upfront and development  milestone payments as of Sept. 30, 2010

NetSalesofAmitizaSinceLaunchinApril2006 2006  $209    $193  $165 $155 $165  $23  2008 2009 2010 (9 Months)  20062006 20072007 2008 2009 2010 (9 Months)

Amitiza: Agreement with Abbott Japan A key element in Sucampo’s international growth strategy for Amitiza    Abbott received exclusive rights to commercialize lubiprostone in Japan  for CIC,, and right of first refusal for additional indications in Japan    If successfully developed, Sucampo will supply finished product to Abbott    Sucampo retains right to co-promote Amitiza in Japan and to develop  mitiza for additional indications     Sucampo has received a total of $22.5 million in upfront and milestone  payments from Abbott, as of Sept. 30, 2010    Sucampo designed and managed the recently reported successful phase  3 efficacy trial and interim data from long-term safety trial in Japanese CIC  patients

Amitiza: Future Opportunities in Japan Japanese Phase 3 efficacy trial *      Primary efficacy endpoint reached statistical significance (p=0 001)* Primary efficacy endpoint reached statistical significance (p=0.001)*      Double-blind, placebo-controlled multi-center trial, evaluated 124 patients     Dose: Placebo or lubiprostone 24-mcg soft gel capsule, twice daily, for 28  days days     Results filed with Japanese authorities in marketing application (Sept. 2010)  Japanese Phase 3 long-term safety trial**  Japanese Phase 3 long term safety trial     An open-label, multi-center trial with 209 patients    Dose: one lubiprostone 24-mcg gel capsule twice a day for 48 weeks    Final results through Week 48 show lubiprostone is safe and well tolerated    These safety results being added to Japanese marketing application  Sucampo Press Releases:   * August 5, 2010, ** Nov. 30, 2010

Future Opportunities: Cobiprostone -Phase 2 Results *Future Opportunities: Cobiprostone -Phase 2 Results * Future Opportunities: Cobiprostone -Phase 2 Results *Future Opportunities: Cobiprostone -Phase 2 Results *  Percent of Patients With Ulcers at 12 Weeks  Percent of Patients With Ulcers at 12 Weeks   40%     30% 30%    20 7%   20.7%    Greatest reduction with  54 mcg compared to  naproxen + placebo    Naproxen + PlaceboNaproxen + Placebo Naproxen + Cobi 18 mcgNaproxen + Cobi 18 mcg  Naproxen + Cobi 36 mcg Naproxen + Cobi 54 mcg  *DDW 2010, oral presentation 780837 24

Sucampo's Clinical Product Opportunities

Discovery | Preclinical | Phase 1 | Phase 2 | Phase 3 | Filed

Amitiza (lubiprostone)

- Opioid-induced bowel dysfunction (OBD) in non-malignant pain patients
- CIC in Japanese Patients (marketing application filed)
- CIC -- Swiss marketing application approved, awaiting pricing negotiations outcome

Rescula

- Lowering IOP in glaucoma and ocular hypertension patients intolerant of or insufficiently responsive to other IOP- lowering medications; sNDA filed, awaiting label discussions
- Dry age-related macular degeneration (dry AMD)

Cobiprostone

- Prevention of NSAID-induced ulcers
- Chronic obstructive pulmonary disease (COPD)
- Wound Healing

SPI-017

- Peripheral Arterial Disease

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Prostones Fuel Sucampo's Growth and Deep Product Pipeline

Fatty Acids

⇩

Prostones

Amitiza (lubiprostone)	Rescula (unoprostone isopropyl)	Cobiprostone (SPI-8811)	SPI-017	Other Prostones
CIC (24 mcg) approved January 2006	FDA approved in 2000 Now planning re-launch in U.S.	Reported phase 2 trial for prevention of NSAID-induced gastric ulcers	Planning phase 2 trial for peripheral arterial disease	Several compounds selected for preclinical development
IBS-C (8 mcg) approved April 2008	Phase 2 protocols for dry AMD under development			

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Prostones Work As Potassium and Chloride Channel Activators

Potassium channels activation — Produces → Hyperpolarisation; Cell Protection

Chloride channels activation — Promotes → Fluid Secretion; Tight Junction

Potential Therapeutic Targets

Gastrointestinal

- ✓ OBD
- ✓ Gastric ulcer
- ✓ Inflammatory bowel disease, etc.

Ophthalmology

- ✓ Glaucoma
- ✓ Dry AMD
- ✓ Retinitis Pigmentosa
- ✓ Macular Edema

Cardiovascular

- ✓ Peripheral arterial disease (PAD)
- ✓ Myocardial infarction
- ✓ Arterial hypertension, etc.

Oncology

- ✓ Chemoprotection
- ✓ Secondary prevention (adjuvant)

Urology

- ✓ Overactive bladder
- ✓ Erectile dysfunction, etc.

CNS

- ✓ Stroke
- ✓ Alzheimer's disease
- ✓ Parkinson's disease
- ✓ Epilepsy
- ✓ Amyotrophic lateral sclerosis (ALS) etc.
- ✓ Spinal stenosis

Pulmonary

- ✓ Chronic obstructive pulmonary disease (COPD)
- ✓ Asthma, etc.

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Sucampo’s Financial Results and Position  (In millions, except per share data) 2007 2008 2009 2010 YTD  As of Sept 30  (9 months)  Product Royalty Revenue $27.5 $34.4 $38.3 $29.8  R&D Revenue* $59.4 $72.3 $24.0 $15.9  Total Revenue $91.9 $112.1 $67.4 $49.5  Net Income/(Loss) $13.2 $25.0 ($0.8) ($0.1)  Earnings Per Share (diluted) Earnings Per Share (diluted) $0 35 $0.35 $0 59 $0.59 ($0 02) ($0.02) $0 0 $0.0  Cash and Investments $86.1 $121.5 $118.3 $110.7   *R&D Revenue includes reimbursement of clinical trial expenses, and  revenue recognized from milestone payments for filing and approval of  sNDA for IBS-C (in 2007 and 2008, respectively).

Sucampo’s 2010 Milestones Submit NDA in Japan with results of Amitiza in CIC program Submit NDA in Japan with results of Amitiza in CIC program  v  Report phase 3 efficacy trial results of Amitiza in Japanese CIC patients    Complete phase 1 trial of SPL-017 for PAD in Japanese patients  v  Initiate pivotal phase 3 trial of Amitiza in OBD patients     Initiate phase 2 trial of Rescula in dry AMD  Plan Amitiza’s Swiss commercialization based on outcome of pricing  negotiations

Corporate Update    J. Egan  Chief Operating Officer   Stanley G.Miele   President, Sucampo Pharma Americas  President, Sucampo Pharma Americas   Jan Smilek   Chief Financial Officer   January 10, 2011